4. Revenue	12 Months Ended
Mar. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue

NOTE 4 – REVENUE

The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Live event revenue primarily includes ticket and beverage sales before and during the live events. Sponsorship revenue is also recognized when the live event takes place. Any revenue received for events that have yet to take place are recorded in deferred revenue. Gym revenue comprises primarily of membership dues and subscription. Other gym revenue includes personal training, group fitness and meal planning.

Information about the Company’s net sales by revenue type for the years ended March 31, 2021 and 2020 are as follows:

	For the year ended
	March 31,	March 31,
	2021	2020
Live events	$303,812	$487,229
Gym revenue	647,490	109,506
Net sales	$951,302	$596,735

All revenue is derived in the United States.

Information about the Company’s deferred revenue for the years ended March 31, 2021 and 2020 are as follows:

	As of
	March 31,	March 31,
	2021	2020
Balance at beginning of year	$13,992	$–
Deferral of revenue	389,665	81,796
Recognition of unearned revenue	(284,153)	(67,804)
Balance at end of year	$119,504	$13,992

Deferral of revenue in the years ended March 31, 2021 and 2020 was $119,504 and $13,992, respectively. This deferred revenue represents deferred gym memberships fees and tickets pre-sold for live events, which pertain to performance obligations not realized as of March 31, 2021 and 2020.

Revenue recognized in the years ended March 31, 2021 and 2020, which was included in the unearned revenue liability balance at the beginning of the year, was $284,153 and $67,804, respectively. This revenue represents gym membership fees and live event sales for performance obligations met in the years ended March 31, 2021 and 2020.